UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

479 Main Street, Hazard, Kentucky	41702
(Address of principal executive offices)	(Zip Code)

(502) 223-1638

  (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Kentucky First Federal Bancorp (the “Company”) was held on November 10, 2011.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for three-year terms or until their successors are elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Walter G. Ecton, Jr.	6,418,158	159,528	642,572
Don D. Jennings	6,553,097	24,589	642,572

The following individual was elected as a director of the Company, to serve for a  two-year term or until his successor is elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
William D. Gorman, Jr.	6,514,204	63,482	642,572

2.	The appointment of Crowe Horwath, LLP as the Company’s independent certified public accountants for the fiscal year ending June 30, 2012 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,177,584	15,037	27,637	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: November 14, 2011	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer